Exhibit 10.2

Execution Version

AMENDMENT NO. 11 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 19, 2022 (this “Amendment Agreement”), among HARSCO CORPORATION, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).

Reference is made to the Third Amended and Restated Credit Agreement, dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Credit Agreement, dated as of March 10, 2021, Amendment No. 8 to Credit Agreement, dated as of October 27, 2021, Amendment No. 9 to Credit Agreement, dated as of February 22, 2022, and Amendment No. 10 to Credit Agreement, dated as of June 24, 2022, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment Agreement, the “Amended Credit Agreement”), among the Company, the Approved Borrowers (as defined therein) from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.

WHEREAS, pursuant to the second to last paragraph of Section 10.01 of the Existing Credit Agreement, the Administrative Agent and the Company have jointly identified an omission of a technical nature in the Existing Credit Agreement which shall be rectified by the amendment set forth in Section 1(a) of this Amendment Agreement;

WHEREAS, all notice requirements set forth in Section 10.01 of the Existing Credit Agreement have been duly provided by the Company or waived by the Administrative Agent.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Credit Agreement Amendments. On the Amendment No. 11 Effective Date, the Company and the Administrative Agent agree that the Existing Credit Agreement is, effective as of the Amendment No. 11 Effective Date (subject to Section 4 below), hereby amended pursuant to Section 10.01 of the Existing Credit Agreement, as follows:

(a) The definition of “Consolidated Current Assets” is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~):

“‘Consolidated Current Assets’: at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Company and its Restricted Subsidiaries at such date, other than amounts related to current or deferred Taxes based on income or profits, ~~assets held for sale,~~ loans (permitted) to third parties, pension assets, deferred bank fees, derivative financial instruments and assets under any Swap Obligations.

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Section 2. Effectiveness of this Amendment Agreement. This Amendment Agreement shall become effective after notice hereof is given to the Lenders without any further action or consent of any other party to to any Loan Document if the same is not objected to in writing by the Required Lenders within five Business Days after notice thereof (such date, the “Amendment No. 11 Effective Date”).

Section 3. Effect of Amendment; No Novation.

(a) Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b) Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(c) On and after the Amendment No. 11 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Credit Agreement”, in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d) The parties hereto hereby consent to the amendment effected hereunder upon the terms and subject to the conditions set forth herein. Upon the Amendment No. 11 Effective Date, all conditions and requirements set forth in the Existing Credit Agreement or the other Loan Documents relating to the effectiveness of this Amendment Agreement, including the amendments effected hereunder, shall be deemed satisfied.

(e) Nothing contained in this Amendment Agreement, the Amended Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

Section 4. Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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Section 5. Costs and Expenses. In accordance with, and subject to the limitations of, Section 10.05 of the Amended Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable documented out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable documented fees, charges and disbursements of counsel for the Administrative Agent.

Section 6. Electronic Execution; Electronic Records; Counterparts. This Amendment Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 7. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

HARSCO CORPORATION, as Borrower

By:	/s/ Michael Kolinsky
Name: Michael Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

[Signature Page to Amendment No. 11]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Elizabeth Uribe
Name: Elizabeth Uribe
Title: Assistant Vice President

[Signature Page to Amendment No. 11]

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment Agreement (the “Amendment Agreement”), dated as of August 19, 2022, which amends the Third Amended and Restated Credit Agreement dated as of November 2, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 8, 2017, Amendment No. 2 to Credit Agreement, dated as of June 18, 2018, Amendment No. 3 to Credit Agreement, dated as of June 18, 2018, Amendment No. 4 to Credit Agreement, dated as of June 28, 2019, Amendment No. 5 to Credit Agreement, dated as of March 31, 2020, Amendment No. 6 to Credit Agreement, dated as of June 26, 2020, Amendment No. 7 to Credit Agreement, dated as of March 10, 2021, Amendment No. 8 to Credit Agreement, dated as of October 27, 2021, Amendment No. 9 to Credit Agreement, dated as of February 22, 2022, and Amendment No. 10 to Credit Agreement, dated as of June 24, 2022, the “Existing Credit Agreement”), among Harsco Corporation, a Delaware corporation, Bank of America, N.A., as Administrative Agent, and the several lenders from time to time party thereto. Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Amended Credit Agreement (as defined in the Amendment Agreement). In connection with the execution and delivery of the Amendment Agreement, each of the undersigned, except as expressly set forth in the Amendment Agreement, (i) ratifies and affirms all the provisions in the Amended Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents, (ii) agrees that the terms and conditions of the Loan Documents, including the security provisions set forth therein, shall continue in full force and effect as amended thereby, and shall not be impaired or limited by the execution or effectiveness of the Amendment Agreement and (iii) acknowledges and agrees that the Collateral continues to secure, to the fullest extent possible in accordance with the Amended Credit Agreement and the Guarantee and Collateral Agreement, the payment and performance of all Obligations. All references in the Loan Documents to (i) the “Credit Agreement” shall hereafter mean and refer to the Existing Credit Agreement as amended pursuant to the Amendment Agreement and (ii) the term “Obligations” shall hereafter mean and refer to the Obligations as redefined in the Amended Credit Agreement and shall include all additional Obligations resulting from or incurred pursuant to the Amended Credit Agreement.

The terms and conditions of the Guarantee and Collateral Agreement and the other Security Documents are hereby reaffirmed by the Subsidiary Guarantors.

Dated: August 19, 2022

[Signature Pages Follow]

HARSCO CORPORATION, as Borrower

By:	/s/ Michael Kolinsky
Name: Michael Kolinsky
Title: Vice President - Treasurer, Tax and Real Estate

[Signature Page to Consent and Reaffirmation]

HARSCO DEFENSE HOLDING LLC HARSCO MINNESOTA FINANCE, INC. PROTRAN TECHNOLOGY LIMITED LIABILITY COMPANY HARSCO MINERALS TECHNOLOGIES LLC HARSCO FINANCIAL HOLDINGS, LLC

By:	/s/ Michael H. Kolinsky
Name: Michael H. Kolinsky
Title: President

[Signature Page to Consent and Reaffirmation]

HARSCO MINNESOTA LLC HARSCO TECHNOLOGIES LLC

By:	/s/ Daniel G. King
Name: Daniel G. King
Title: President

[Signature Page to Consent and Reaffirmation]

HARSCO RAIL, LLC

By:	/s/ Jon S. Ploetz
Name: Jon S. Ploetz
Title: Secretary

[Signature Page to Consent and Reaffirmation]

HARSCO METRO RAIL HOLDINGS, LLC HARSCO METRO RAIL, LLC

By:	/s/ Jon S. Ploetz
Name: Jon S. Ploetz
Title: Vice President and Secretary

[Signature Page to Consent and Reaffirmation]

ALTEK, L.L.C. HARSCO CLEAN EARTH HOLDINGS, LLC

By:	/s/ Jon S. Ploetz
Name: Jon S. Ploetz
Title: Secretary

[Signature Page to Consent and Reaffirmation]

21ST CENTURY ENVIRONMENTAL MANAGEMENT OF NEVADA, LLC

21ST CENTURY ENVIRONMENTAL MANAGEMENT, LLC OF RHODE ISLAND

ADVANCED REMEDIATION & DISPOSAL TECHNOLOGIES OF DELAWARE, LLC

AERC ACQUISITION CORPORATION

ALLIED ENVIRONMENTAL GROUP, LLC

ALLWORTH, LLC

BURLINGTON ENVIRONMENTAL, LLC

CEHI ACQUISITION, LLC

CEI HOLDING, LLC

CHEMICAL POLLUTION CONTROL OF FLORIDA, LLC

CHEMICAL RECLAMATION SERVICES, LLC

CHEMICAL POLLUTION CONTROL, LLC OF NEW YORK

CLEAN EARTH ENVIRONMENTAL SERVICES, INC.

AES ASSET ACQUISITION CORPORATION

CLEAN EARTH, LLC

CLEAN EARTH ENVIRONMENTAL SOLUTIONS, INC.

CLEAN EARTH HOLDINGS, INC.

CLEAN EARTH SPECIALTY WASTE SOLUTIONS, INC.

CLEAN EARTH OF ALABAMA, INC.

CLEAN EARTH OF CARTERET, LLC

CLEAN EARTH DREDGING TECHNOLOGIES, LLC

CLEAN EARTH OF GEORGIA, LLC

CLEAN EARTH OF GREATER WASHINGTON, LLC

CLEAN EARTH OF MARYLAND, LLC

CLEAN EARTH OF NEW CASTLE, LLC

CLEAN EARTH OF NORTH JERSEY, INC.

CLEAN EARTH OF PHILADELPHIA, LLC

CLEAN EARTH OF SOUTHEAST PENNSYLVANIA, LLC

CLEAN EARTH OF SOUTHERN FLORIDA, LLC

CLEAN EARTH OF WILLIAMSPORT, LLC

CLEAN EARTH OF MICHIGAN, LLC

CLEAN ROCK PROPERTIES LTD.

ESOL TOPCO, LLC

[Signature Page to Consent and Reaffirmation]

GENERAL ENVIRONMENTAL MANAGEMENT OF RANCHO CORDOVA LLC

LUNTZ ACQUISITION (DELAWARE), LLC

NORTHLAND ENVIRONMENTAL, LLC

NORTRU, LLC

PHILIP RECLAMATION SERVICES, HOUSTON, LLC

PSC ENVIRONMENTAL SERVICES LLC

PSC RECOVERY SYSTEMS, LLC

REAL PROPERTY ACQUISITION LLC

REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.

REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), LLC

REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), LLC

RHO-CHEM, LLC

SOLVENT RECOVERY, LLC

GARDNER ROAD OIL, LLC

CLEAN EARTH MOBILE SERVICES, LLC

CLEAN EARTH OF PUERTO RICO, LLC

ENVIRONMENTAL SOIL MANAGEMENT INC

ENVIRONMENTAL SOIL MANAGEMENT OF NEW YORK, LIMITED LIABILITY COMPANY

MKC ACQUISITION CORPORATION

By:	/s/ Sarah Kowalczyk
Name: Sarah Kowalczyk
Title: Secretary

[Signature Page to Consent and Reaffirmation]

CLEAN EARTH CORPORATE SERVICES, LLC CLEAN EARTH GOVERNMENT SERVICES, LLC

By:	/s/ Sarah Kowalczyk
Name: Sarah Kowalczyk
Title: Secretary

[Signature Page to Consent and Reaffirmation]